Exhibit 10.29

FORM OF
FISCAL YEAR ORACLE EXECUTIVE BONUS PLAN FOR

Name:	Employee ID:
Title:	Effective Date:

Individual Bonus based on “Change in Operating Profit”

(in '000)	FY (projected)	FY	Change in Operating Profit	Individual Payout	Total Individual Bonus ($)

Example:
Revenue
Expense

Operating Profit

Operating Profit is calculated as ______ LOB Revenue minus ______ LOB Expense

Revenue and expense numbers are in USD

Plan is potentially subject to restatement in the event of a significant acquisition.

If both years’ profit is negative, but year-over-year is producing a positive variance, no bonus is paid.

If year over year operating profit is producing negative results, no bonus is paid

The individual bonus may not fall below zero.

Oracle Proprietary and Confidential	Page 1 of 2	]

Administration of the Fiscal Year            Oracle Executive Bonus Plan (Bonus Plan)

Amendment and Termination. The Compensation Committee may terminate the Bonus Plan, in whole or in part, suspend the Bonus Plan, in whole or in part from time to time, and amend the Bonus Plan, from time to time, including the adoption of amendments deemed necessary or desirable to correct any defect or supply omitted data or reconcile any inconsistency in the Bonus Plan or in any award granted thereunder, so long as stockholder approval has been obtained, if required in order for awards under the Bonus Plan to qualify as “performance-based compensation” under Section 162(m). The Compensation Committee may amend or modify the Bonus Plan in any respect, or terminate the Bonus Plan, without the consent of any affected participant. However, in no event may such amendment or modification result in an increase in the amount of compensation payable pursuant to any award.

Awards under the Bonus Plan do not vest, and are not earned, until the Compensation Committee makes any and all authorized determinations, adjustments, modifications, and changes of amounts payable under the Bonus Plan.

All awards will be paid in cash as soon as is practicable following determination of the award, unless the Committee has, prior to the grant of an award, received and approved, in its sole discretion, a request by a participant to defer receipt of an award in accordance with the Bonus Plan.

The amounts that will be paid pursuant to the Bonus Plan are not currently determinable. The maximum bonus payment that                  may receive under this Bonus Plan is $                .

Should a participant’s employment with Oracle terminate for any reason during fiscal year ____, the participant will not be eligible to receive an award under the Bonus Plan.

Executives on a paid or unpaid leave of absence will not be eligible to earn compensation under the Bonus Plan. Payments under the Bonus Plan may be adjusted to reflect time on leave.

Under present federal income tax law, participant will realize ordinary income equal to the amount of the award received in the year of receipt. That income will be subject to applicable income and employment tax withholding by the Company.

Oracle Policies. The executive agrees to abide by published Oracle policies including this Bonus Plan, the Code of Ethics and Business Conduct, the Proprietary Information Agreement, and other employment and/or financial guidelines.

At-Will Employment. Employment at Oracle is at-will. Oracle makes no express or implied commitment that employment will have a minimum or fixed term; that Oracle may take adverse employment action only for cause or that employment is terminable only for cause. Either the executive or Oracle may terminate the employment relationship at any time for any reason. Additionally, Oracle may take any other employment action at any time for any reason. No one at Oracle may make, unless specifically authorized in writing by Oracle’s Board of Directors, any promise, express or implied, that employment is for any fixed term or that cause is required for the termination of or change in the employment relationship.

Severability. If any portion of this Bonus Plan shall, for any reason, be held invalid or unenforceable, or contrary to public policy or any law, the remainder of the Bonus Plan shall not be affected by such invalidity or unenforceability, but shall remain in full force and effect, as if the invalid or unenforceable term or portion thereof had not existed within this Bonus Plan.

Knowing and Voluntary Agreement. By signing the Fiscal Year Oracle Executive Bonus Plan, the executive is agreeing that he or she has read and understood every provision set forth herein, and that, in consideration for participation in the Bonus Plan, agrees to abide by its terms.

I acknowledge receipt and accept this document.

Date

Oracle Proprietary and Confidential	Page 2 of 2	]

FORM OF
FISCAL YEAR ORACLE EXECUTIVE BONUS PLAN FOR

Name:	Employee ID:
Title:	Effective Date:

Individual Bonus based on “Change in Pretax Profit”

(in '000)	FY (projected)	FY	Change in Pretax Profit	Individual Payout %	Total Individual Bonus ($)

Example:
Pretax Profit

Pretax Profit is defined as Total Company Revenue minus Total Company Expense on Non-Gaap basis.

Pretax profit numbers are in USD.

Plan is potentially subject to restatement, including in the event of a significant acquisition.

If both years' profit is negative, but year-over-year is producing a positive variance, no bonus is paid.

If year over year pretax profit is producing negative results, no bonus is paid.

The individual bonus may not fall below zero.

Oracle Proprietary and Confidential	Page 1 of 2

Administration of the Fiscal Year            Oracle Executive Bonus Plan (Bonus Plan)

Amendment and Termination. The Compensation Committee may terminate the Bonus Plan, in whole or in part, suspend the Bonus Plan, in whole or in part from time to time, and amend the Bonus Plan, from time to time, including the adoption of amendments deemed necessary or desirable to correct any defect or supply omitted data or reconcile any inconsistency in the Bonus Plan or in any award granted thereunder, so long as stockholder approval has been obtained, if required in order for awards under the Bonus Plan to qualify as “performance-based compensation” under Section 162(m). The Compensation Committee may amend or modify the Bonus Plan in any respect, or terminate the Bonus Plan, without the consent of any affected participant. However, in no event may such amendment or modification result in an increase in the amount of compensation payable pursuant to any award.

Awards under the Bonus Plan do not vest, and are not earned, until the Compensation Committee makes any and all authorized determinations, adjustments, modifications, and changes of amounts payable under the Bonus Plan.

All awards will be paid in cash as soon as is practicable following determination of the award, unless the Committee has, prior to the grant of an award, received and approved, in its sole discretion, a request by a participant to defer receipt of an award in accordance with the Bonus Plan.

The amounts that will be paid pursuant to the Bonus Plan are not currently determinable. The maximum bonus payment that                  may receive under this Bonus Plan is $                .

Should a participant’s employment with Oracle terminate for any reason during fiscal year ____, the participant will not be eligible to receive an award under the Bonus Plan.

Executives on a paid or unpaid leave of absence will not be eligible to earn compensation under the Bonus Plan. Payments under the Bonus Plan may be adjusted to reflect time on leave.

Under present federal income tax law, participant will realize ordinary income equal to the amount of the award received in the year of receipt. That income will be subject to applicable income and employment tax withholding by the Company.

Oracle Policies. The executive agrees to abide by published Oracle policies including this Bonus Plan, the Code of Ethics and Business Conduct, the Proprietary Information Agreement, and other employment and/or financial guidelines.

At-Will Employment. Employment at Oracle is at-will. Oracle makes no express or implied commitment that employment will have a minimum or fixed term; that Oracle may take adverse employment action only for cause or that employment is terminable only for cause. Either the executive or Oracle may terminate the employment relationship at any time for any reason. Additionally, Oracle may take any other employment action at any time for any reason. No one at Oracle may make, unless specifically authorized in writing by Oracle’s Board of Directors, any promise, express or implied, that employment is for any fixed term or that cause is required for the termination of or change in the employment relationship.

Severability. If any portion of this Bonus Plan shall, for any reason, be held invalid or unenforceable, or contrary to public policy or any law, the remainder of the Bonus Plan shall not be affected by such invalidity or unenforceability, but shall remain in full force and effect, as if the invalid or unenforceable term or portion thereof had not existed within this Bonus Plan.

Knowing and Voluntary Agreement. By signing the Fiscal Year Oracle Executive Bonus Plan, the executive is agreeing that he or she has read and understood every provision set forth herein, and that, in consideration for participation in the Bonus Plan, agrees to abide by its terms.

I acknowledge receipt and accept this document.

Date

Oracle Proprietary and Confidential	Page 2 of 2